Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events [Abstract]
Subsequent events [Text Block]

30Subsequent events

On January 30, 2023, Philips announced plans to create value with sustainable impact, which is based on focused organic growth to deliver patient- and people-driven innovation at scale with improved execution as key value driver, prioritizing patient safety and quality, supply chain reliability and a simplified operating model. In addition to the reduction of its workforce by 4,000 roles announced in October 2022, Philips plans to reduce its workforce by an additional 6,000 roles globally by 2025, of which 3,000 will be implemented in 2023 in line with the relevant local regulations and processes. These reductions are focused on Corporate and Functions optimization and non-core activities, for which charges in 2023 are expected to be approximately EUR 470 million.